UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 8, 2019

DFB Healthcare Acquisitions Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-38399 (Commission File Number)	82-3677704 (I.R.S. Employer Identification Number)

780 Third Avenue New York, NY (Address of principal executive offices)	10017 (Zip code)

(212) 551-1600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one-third of one Warrant	DFBHU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	DFBH	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	DFBHW	The Nasdaq Stock Market LLC

Item 7.01. Regulation FD Disclosure

On July 8, 2019, DFB Healthcare Acquisitions Corp., a Delaware corporation (“DFB”) issued a press release announcing the execution of an Agreement and Plan of Merger between DFB, AdaptHealth Holdings, LLC, a Delaware limited liability company (“Adapt”), BM AH Holdings, LLC, a Delaware limited liability company, Access Point Medical, Inc, a Delaware corporation, DFB Merger Sub LLC, a Delaware limited liability company, AH Representative LLC, a Delaware limited liability company, and, solely for purposes of Section 7.20 of the Agreement, BlueMountain Foinaven Master Fund L.P., a Cayman Islands exempted limited partnership, BMSB L.P., a Delaware limited partnership, and BlueMountain Fursan Fund L.P., a Cayman Islands exempted limited partnership, and, solely for purposes of Section 7.21 of the Agreement, Clifton Bay Offshore Investments, L.P., a British Virgin Islands limited partnership, pursuant to which DFB agreed to combine with Adapt in a transaction (the “Transaction”) that will result in Adapt becoming a partially owned subsidiary of DFB, and announcing that DFB will hold a conference call on July 8, 2019 at 11:00 a.m., Eastern Time (the “Conference Call”). A copy of the press release, which includes information regarding participation in the Conference Call, is attached hereto as Exhibit 99.1 and incorporated herein by reference. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference is the form of presentation to be used by DFB in presentations for certain of DFB’s stockholders and other persons. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information

In connection with the proposed Transaction, DFB intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a preliminary proxy statement relating to the Transaction. DFB will mail a definitive proxy statement and other relevant documents to the stockholders of DFB. Stockholders of DFB and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and definitive proxy statement in connection with DFB’s solicitation of proxies for the special meeting to be held to approve the Transaction because these proxy statements will contain important information about DFB, Adapt, and the Transaction. The definitive proxy statement will be mailed to stockholders of DFB as of a record date to be established for voting on the Transaction. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s Internet site at http://www.sec.gov or by directing a request to: DFB Healthcare Acquisitions Corp., 780 Third Avenue, New York, NY 10017, or by calling (212) 551-1600.

Participants in the Solicitation

DFB, Adapt and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed Transaction under the rules of the SEC. Information about the directors and executive officers of DFB is set forth in DFB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on March 29, 2019.

Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders in connection with the proposed Transaction will be set forth in the proxy statement when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of DFB or Adapt, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a definitive document.

Forward-looking Statements

This communication includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, and the closing of the proposed Transaction and private placement. These statements are based on various assumptions and on the current expectations of DFB and Adapt management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of DFB and Adapt. These forward-looking statements are subject to a number of risks and uncertainties, including the outcome of judicial and administrative proceedings to which Adapt may become a party or governmental investigations to which Adapt may become subject that could interrupt or limit Adapt’s operations, result in adverse judgments, settlements or fines and create negative publicity; changes in Adapt’s clients’ preferences, prospects and the competitive conditions prevailing in the healthcare sector; the inability of the parties to successfully or timely consummate the proposed Transaction, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Transaction or that the approval of the stockholders of DFB and/or the stockholders of Adapt for the proposed Transaction is not obtained; failure to realize the anticipated benefits of the proposed Transaction, including as a result of a delay in consummating the proposed Transaction or a delay or difficulty in integrating the businesses of DFB and Adapt; the amount of redemption requests made by DFB’s stockholders; those factors discussed in DFB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 under the heading “Risk Factors,” and other documents of DFB filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither DFB nor Adapt presently know or that DFB and Adapt currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect DFB’s and Adapt’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. DFB and Adapt anticipate that subsequent events and developments will cause DFB’s and Adapt’s assessments to change. However, while DFB and Adapt may elect to update these forward-looking statements at some point in the future, DFB and Adapt specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing DFB’s and Adapt’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 8.01. Other Events.

See Item 7.01.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Exhibit
99.1	Press Release, dated July 8, 2019

99.2	Form of Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  July 8, 2019

DFB Healthcare Acquisitions Corp.

By:	/s/ Christopher Wolfe
Name: Christopher Wolfe
Title: Chief Financial Officer